Exhibit 99.1

Contact:	LeAnne Zumwalt
Investor Relations
DaVita Inc.
(650) 696-8910

DAVITA 4th QUARTER 2005 RESULTS

El Segundo, California, February 15, 2006 – DaVita Inc. (NYSE: DVA), today announced results for the quarter and year ended December 31, 2005. Income from continuing operations for the three months and year ended December 31, 2005, was $56.4 million and $207.4 million, or $0.54 and $1.99 per share, respectively.

On October 5, 2005, we completed our acquisition of Gambro Healthcare. The operating results of Gambro Healthcare are included in our operating results effective October 1, 2005. The operating results of the historical DaVita centers divested in connection with the acquisition are reflected as discontinued operations in our consolidated financial statements for all periods presented. Net income, including discontinued operations was $64.1 million and $228.6 million, or $0.61 and $2.20 per share, respectively.

Financial and operating highlights include:

•	Cash Flow: Operating cash flow for the three months ended December 31, 2005 was $183 million and free cash flow was $152 million. For the year ended December 31, 2005 operating cash flow was $441 million and free cash flow was $378 million, excluding the tax benefit from stock option exercises and the after-tax benefit of Medicare lab recoveries related to prior years’ services. Including those items, the year ended operating cash flow was $486 million and free cash flow was $422 million.

•	Operating Income: Operating income for the three months and year ended December 31, 2005, was $158.8 million and $465.4 million, respectively

•	Volume: Total treatments for the fourth quarter were 3,498,231 or 44,281 treatments per day. The acquisition of Gambro Healthcare contributed 1,528,295 total treatments. Non-acquired treatment growth in the quarter was 2.8%, which was negatively impacted by the closure of 8 centers due to hurricane Katrina.

•	Debt Expense: The increase in debt expense in the fourth quarter was due to the additional borrowings to fund the Gambro Healthcare acquisition, $2.8 million of non-cash deferred financing cost amortization and a $2.8 million interest payment to Gambro, Inc. as part of the purchase.

•	Effective Tax Rate: The effective annual income tax rate for 2005 was 37.4%. We expect the annual effective tax rate for 2006 to be within a range of 39% - 40%.

•	Center Activity: As of December 31, 2005, we operated or provided administrative services at 1,233 outpatient centers serving approximately 96,000 patients. During the fourth quarter, the acquisition of Gambro Healthcare resulted in a net increase of 492 centers after divestitures, and we opened 13 new centers and acquired 12 independent centers. Additionally, we closed or indefinitely shut down 8 centers related to hurricane Katrina.

Outlook

We are revising our 2006 operating income guidance. Operating income is now projected to be in the $630-700 million range before the impact of FASB No. 123R related to stock option expensing. Our previous guidance was for operating income to be in the $600 – 670 million range. These projections and the underlying assumptions involve significant risks and uncertainties, including those described below and actual results may vary significantly from these current projections.

DaVita will be holding a conference call to discuss its fourth quarter and year end results for 2005 on February 15, 2006, at 12:00 PM Eastern Time. The dial in number is 800-399-4406. A replay of the conference call will be available on DaVita’s official web page, www.davita.com, for the following 30 days.

This release contains forward–looking statements, including statements related to our 2006 operating results. Factors which could impact future results include the uncertainties associated with governmental regulations, general economic and other market conditions, acquisitions and the risk factors set forth in the Company’s SEC filings, including its Form 10-Q for the quarter ended September 30, 2005. The forward-looking statements should be considered in light of these risks and uncertainties.

These risks and uncertainties include those relating to:

•	the concentration of profits generated from preferred provider organizations (PPO) and private indemnity patients,

•	possible reductions in private and government payment rates,

•	changes in pharmaceutical practice patterns, payment policies, or pharmaceutical pricing,

•	our ability to maintain contracts with physician medical directors,

•	legal compliance risks, including our continued compliance with complex government regulations and the ongoing review by the U.S. Attorney’s Office for the Eastern District of Pennsylvania and the OIG, the subpoena from the U.S. Attorney’s Office for the Eastern District of New York, the subpoena from the U.S. Attorney’s Office for the Eastern District of Missouri and Gambro Healthcare’s compliance with its corporate integrity agreement, and

•	our ability to integrate the acquisition of Gambro Healthcare, including its billing and collection operations.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors, new information, future events or otherwise.

This release contains non-GAAP financial measures. For reconciliations of these non-GAAP financial measures to their most comparable measure calculated and presented in accordance with GAAP, see the attached reconciliation schedules.

DAVITA INC.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

	Three months ended December 31,		Years ended December 31,
	2005	2004	2005	2004
Net operating revenues	$1,133,315	$583,932	$2,973,918	$2,177,330
Operating expenses and charges:
Patient care costs	799,291	396,745	2,035,243	1,470,175
General and administrative	97,524	53,151	272,463	192,082
Depreciation and amortization	42,648	22,228	116,836	82,912
Provision for uncollectible accounts	29,165	10,421	61,916	38,786
Minority interests and equity income, net	5,905	3,297	22,089	12,249

Total operating expenses and charges	974,533	485,842	2,508,547	1,796,204

Operating income	158,782	98,090	465,371	381,126
Debt expense	(72,886)	(15,777)	(139,586)	(52,411)
Swap valuation gain	5		4,548
Refinancing charges	(1,298)		(8,170)
Other income, net	3,193	1,040	8,934	4,125

Income from continuing operations before income taxes	87,796	83,353	331,097	332,840
Income tax expense	31,385	31,086	123,675	128,332

Income from continuing operations	56,411	52,267	207,422	204,508
Discontinued operations
(Loss) income from operations of discontinued operations, net of tax	(326)	4,335	13,157	17,746
Gain on disposal of discontinued operations, net of tax	8,064		8,064

Net income	$64,149	$56,602	$228,643	$222,254

Earnings per share:
Basic earnings per share from continuing operations	$0.55	$0.53	$2.06	$2.07

Basic earnings per share	$0.63	$0.58	$2.27	$2.25

Diluted earnings per share from continuing operations	$0.54	$0.51	$1.99	$1.99

Diluted earnings per share	$0.61	$0.56	$2.20	$2.16

Weighted average shares for earnings per share:
Basic	101,838,000	97,984,000	100,762,000	98,727,000

Diluted	104,888,000	101,777,000	104,068,000	102,861,000

DAVITA INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Years ended December 31,
	2005	2004
Cash flows from operating activities:
Net income	$228,643	$222,254
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	119,719	86,666
Stock options, principally tax benefits	41,837	42,770
Deferred income taxes	(63,357)	29,115
Minority interests in income of consolidated subsidiaries	24,714	15,135
Distributions to minority interests	(16,246)	(10,461)
Equity investment income	(1,406)	(1,441)
Loss on other divestitures	921	764
Gain on discontinued operations	(16,777)
Non-cash debt expense	5,157	2,088
Refinancing charges	8,170
Swap valuation gains	(4,548)
Changes in operating assets and liabilities, net of effect of acquisitions and divestitures:
Accounts receivable and other receivables	(62,021)	(59,263)
Medicare lab recoveries		19,000
Inventories	11,980	4,257
Other current assets	1,893	(381)
Other long term assets	(2,039)	3,345
Accounts payable	28,869	17,764
Accrued compensation and benefits	21,664	32,899
Other current liabilities	72,615	42,784
Income taxes	90,958	(25,995)
Other long-term liabilities	(5,192)	(1,355)

Net cash provided by operating activities	485,554	419,945

Cash flows from investing activities:
Additions of property and equipment, net	(161,365)	(128,328)
Acquisitions	(3,196,395)	(266,265)
Proceeds from divestitures	297,784	1,223
Investments in and advances to affiliates, net	15,364	14,344
Intangible assets	(751)	(635)

Net cash used in investing activities	(3,045,363)	(379,661)

Cash flows from financing activities:
Borrowings	6,832,557	4,444,160
Payments on long-term debt	(4,058,951)	(4,236,861)
Deferred financing costs	(77,884)	(4,153)
Purchase of treasury stock		(96,540)
Stock option exercises	43,919	43,432

Net cash provided by financing activities	2,739,641	150,038

Net increase in cash and cash equivalents	179,832	190,322
Cash and cash equivalents at beginning of period	251,979	61,657

Cash and cash equivalents at end of period	$431,811	$251,979

DAVITA INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

	December 31,
	2005	2004
ASSETS
Cash and cash equivalents	$431,811	$251,979
Accounts receivable, less allowance of $138,598 and $58,166	853,560	453,295
Inventories	69,130	31,843
Other receivables	116,620	47,219
Other current assets	38,463	5,791
Deferred income taxes	144,824	78,593

Total current assets	1,654,408	868,720
Property and equipment, net	750,078	412,064
Amortizable intangibles, net	235,944	60,719
Investments in third-party dialysis businesses	3,181	3,332
Other long-term assets	41,768	10,898
Goodwill	3,594,383	1,156,226

	$6,279,762	$2,511,959

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$212,049	$96,231
Other liabilities	381,964	157,214
Accrued compensation and benefits	231,994	133,919
Current portion of long-term debt	71,767	53,364
Income taxes payable	91,959	1,007

Total current liabilities	989,733	441,735
Long-term debt	4,085,435	1,322,468
Other long-term liabilities	26,416	22,570
Gambro AB Supply Agreement and other intangibles, net	163,431
Deferred income taxes	75,499	148,859
Minority interests	88,639	53,193
Commitments and contingencies
Shareholders’ equity:
Preferred stock ($0.001 par value, 5,000,000 shares authorized; none issued)
Common stock ($0.001 par value, 195,000,000 shares authorized; 134,862,283 shares issued)	135	135
Additional paid-in capital	569,751	542,714
Retained earnings	839,930	611,287
Treasury stock, at cost (32,927,026 and 36,295,339 shares)	(574,013)	(632,732)
Accumulated comprehensive income valuations	14,806	1,730

Total shareholders’ equity	850,609	523,134

	$6,279,762	$2,511,959

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended			Year ended December 31, 2005
	December 31, 2005	September 30, 2005	December 31, 2004
Financial Results:
Net income	$64.1	$55.2	$56.6	$228.6
Income from continuing operations	$56.4	$50.9	$52.3	$207.4
Income from continuing operations, excluding Medicare lab prior years’ recoveries	$56.4	$50.2	$52.3	$205.1
Diluted earnings per share	$0.61	$0.53	$0.56	$2.20
Diluted earnings per share from continuing operations	$0.54	$0.49	$0.51	$1.99
Diluted earnings per share from continuing operations, excluding Medicare lab recoveries	$0.54	$0.48	$0.51	$1.97
Operating income, excluding Medicare lab prior years’ recoveries	$158.8	$104.2	$98.1	$461.6
Operating income margin, excluding Medicare lab prior years’ recoveries	14.0%	16.2%	16.8%	15.5%
Other comprehensive income
Unrealized gain on securities, net of tax expense of $2.4, $5.7, $1.3, and $10.7	$3.8	$11.1	$2.1	$16.8
Business Metrics:
Volume
Treatments	3,498,231	1,928,684	1,786,860	9,044,967
Number of treatment days	79.0	79.0	79.0	313.0
Treatments per day	44,281	24,414	22,617	28,898
Per day year over year increase	95.8%	13.4%	14.5%	36.2%
Non-acquired growth	2.8%	—	—	—
Revenue
Total operating revenue	$1,133	$645	$584	$2,974
Medicare lab prior years’ recoveries	—	$1	—	$4
Total operating revenue, excluding Medicare lab prior years’ recoveries	$1,133	$644	$584	$2,970
Dialysis revenue per treatment	$310.62	$317.03	$312.34	$312.87
Per treatment (decrease) increase from previous quarter	(2.0%)	1.1%	(0.8%)	—
Per treatment (decrease) increase from previous year	(.6%)	0.7%	1.5%	—
Expenses
A. Patient care costs
Percent of revenue	70.5%	67.6%	67.9%	68.5%
Per treatment	$228.48	$225.65	$222.05	$225.01
Per treatment increase from previous quarter	1.3%	1.4%	0.5%	—
Per treatment increase from previous year	2.9%	2.2%	2.7%	1.8%
B. General & administrative expenses
Percent of revenue	8.6%	9.4%	9.1%	9.2%
Per treatment	$27.88	$31.53	$29.75	$30.12
Per treatment (decrease) from previous quarter	(11.6%)	(2.2%)	—	—
Per treatment (decrease) increase from previous year	(6.3%)	5.9%	15.8%	4.3%
C. Bad debt expense as a percent of current-period revenue	2.6%	1.8%	1.8%	2.1%
D. Consolidated effective tax rate from continuing operations	35.7%	37.5%	37.4%	37.4%

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended			Year ended December 31, 2005
	December 31, 2005	September 30, 2005	December 31, 2004
Cash Flow
Operating cash flow	$183.3	$84.6	$87.3	$485.6
Operating cash flow, excluding Medicare lab prior years’ recoveries and tax benefit from stock option exercises	$177.8	$75.3	$70.0	$441.4
Free cash flow	$151.6	$75.0	$72.5	$421.9
Free cash flow, excluding Medicare lab prior years’ recoveries and tax benefit from stock option exercises	$146.1	$65.6	$55.1	$377.8
Capital expenditures:
Development	$27.8	$24.9	$25.0	$93.0
Routine maintenance/IT/other	$32.3	$11.4	$14.9	$70.0
Acquisition expenditures	$3,066.3	$46.1	$19.8	$3,196.4
Accounts Receivable
Net receivables	$854	$493	$453
DSO	71	69	69
Debt/Capital Structure
Total debt	$4,157	$1,365	$1,376
Net debt, net of cash	$3,725	$1,028	$1,124
Leverage ratio – (see Note 1)	4.45x
Shares repurchased (in millions)			.03
Average share price			$30.14
Clinical (quarterly averages)
Dialysis adequacy - % of patients with Kt/V > 1.2	94%	94%
Patients with arteriovenous fistulas	45%	46%

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in thousands)

Note 1: Calculation of the Leverage Ratio

Under the Company’s credit agreement that was effective on October 5, 2005, the leverage ratio is defined as all funded debt plus the face amount of all letters of credit issued, minus cash and cash equivalents, divided by consolidated “EBITDA”. The leverage ratio determines the interest rate margin payable by the Company under the Credit Agreement by establishing the margin over the base interest rate (LIBOR) that is applicable. The following Leverage Ratio was calculated using “Consolidated EBITDA” as defined in the Credit Agreement, except that pro forma incremental “EBITDA” relating to routine acquisitions is included in the calculation of “EBITDA” under the Credit Agreement. Such calculation is based on the last twelve-months of Consolidated “EBITDA”, pro forma for the Gambro Healthcare acquisition and related divestitures.

December 31, 2005
Income from continuing operations	$230,296
Debt expense	272,311
Refinancing charges	8,170
Income taxes	137,589
Depreciation and amortization	169,183
Minority interests and equity income, net	26,012
Swap valuation gain	(4,548)
Stock compensation expense	8,614

“Consolidated EBITDA” as materially defined in the credit agreement	$847,627

December 31, 2005
Total debt	$4,157,209
Letters of credit issued	48,404

4,205,613
Less: cash and cash equivalents	(431,811)

Consolidated net debt	$3,773,802

Last twelve months “Consolidated EBITDA” as materially defined in the credit agreement	$847,627

Leverage ratio	4.45x

In accordance with the Company’s Credit Agreement, the Company’s leverage ratio can not currently exceed 6.25 to 1.0. As of December 31, 2005, the Company was in compliance with its Credit Agreement.

DAVITA INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

1. Income from continuing operations, excluding Medicare lab recoveries related to prior years’ services:

	Three months ended			Year ended December 31, 2005
	December 31, 2005	September 30, 2005	December 31, 2004
Net income	$64,149	$55,217	$56,602	$228,643
Discontinued operations	(7,738)	(4,303)	(4,335)	(21,221)

Income from continuing operations	56,411	50,914	52,267	207,422
Less: Medicare lab recoveries related to prior years’ services		(1,131)		(3,771)
Related income tax expense		440		1,467

Income from continuing operations, excluding Medicare lab recoveries related to prior years’ services	$56,411	$50,223	$52,267	$205,118

2. Operating income, excluding Medicare lab recoveries related to prior years’ services:

	Three months ended			Year ended December 31, 2005
	December 31, 2005	September 30, 2005	December 31, 2004
Operating income	$158,782	$105,298	$98,090	$465,371
Less: Medicare lab recoveries related to prior years’ services		(1,131)		(3,771)

	$158,782	$104,167	$98,090	$461,600

3. Operating cash flow, excluding Medicare lab recoveries related to prior years’ services, and tax benefit from stock option exercises:

	Three months ended			Year ended
	December 31, 2005	September 30, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Cash provided by operating activities	$183,344	$84,609	$87,341	$485,554	$419,945
Less: Medicare lab recoveries related to prior years’ services	(1,131)		(8,293)	(3,771)	(27,293)
Related income tax expense	440		3,234	1,467	10,644

Operating cash flow, excluding Medicare lab recoveries related to prior years’ services	182,653	84,609	82,282	483,250	403,296
Less: Tax benefit from stock option exercises	(4,816)	(9,313)	(12,305)	(41,837)	(42,770)

	$177,837	$75,296	$69,977	$441,413	$360,526

DAVITA INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

4. Free cash flow and free cash flow, excluding Medicare lab recoveries related to prior years’ services, and tax benefit from stock option exercises:

Free cash flow represents net cash provided by operating activities less non-development capital expenditures. We believe free cash flow is a useful adjunct to cash flow from operating activities and other measurements under generally accepted accounting principles in the United States since it is a meaningful measure of our ability to fund acquisition and development activities and meet our debt service requirements. Free cash flow is not a measure of financial performance under generally accepted accounting principles in the United States and should not be considered as an alternative to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity.

	Three months ended			Year ended
	December 31, 2005	September 30, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Cash provided by operating activities	$183,344	$84,609	$87,341	$485,554	$419,945
Less: Expenditures for routine maintenance and information technology	(31,735)	(9,656)	(14,883)	(63,639)	(46,554)

Free cash flow	151,609	74,953	72,458	421,915	373,391
Less: Medicare lab recoveries related to prior years’ services	(1,131)		(8,293)	(3,771)	(27,293)
Related income tax expense	440		3,234	1,467	10,644

Free cash flow, excluding Medicare lab recoveries related to prior years’ services	150,918	74,953	67,399	419,611	356,742
Less: Tax benefit from stock option exercises	(4,816)	(9,313)	(12,305)	(41,837)	(42,770)

	$146,102	$65,640	$55,094	$377,774	$313,972